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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 16, 2004

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                               001-31465                           35-2164875
       (State or other jurisdiction                 (Commission File                     (I.R.S. Employer
    of incorporation or organization)                    Number)                       Identification No.)

        601 JEFFERSON, SUITE 3600
              HOUSTON, TEXAS                                                                  77002
 (Address of principal executive offices)                                                   (Zip code)

       Registrant's telephone number, including area code: (713) 751-7507

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ITEM 5.  OTHER EVENTS.

Natural Resource Partners has filed a press release announcing the closing of its public offering of 5,250,000 common units and the resignation of David B. Peugh from its Board of Directors as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.             Description
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   99.1                 Press release dated March 16, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATURAL RESOURCE PARTNERS L.P.
                                    (Registrant)

                                    By:  NRP (GP) LP
                                         its General Partner

                                    By:  GP Natural Resource Partners LLC
                                         its General Partner

                                         /s/ Wyatt L. Hogan
                                         -----------------------------------
                                         Wyatt L. Hogan
                                         Vice President and General Counsel

Dated: March 16, 2004



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                                  EXHIBIT INDEX


Exhibit No.        Description
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   99.1            Press release dated March 16, 2004